Exhibit 99.1
Exhibit 99.1
Fact Book First Quarter 2008
Foster Wheeler, Ltd. (NASDAQ: FWLT) is a leading engineering and construction contractor and power equipment supplier.
This summary document is designed to be read in conjunction with the company’s Form 10-K and Form 10-Q filings. Please see those documents for additional details and important disclosures relating to the financial data in this Fact Book. See appendices and footnotes starting on page 14 of this Fact Book.

Contents
Consolidated Highlights ..........................................................3
Business Group Data ............................................................. 4
Backlog: Global E&C Group ..................................................................5 Global Power Group ......................................................... 6 Consolidated .................................................................. 7
New Orders Booked: Global E&C Group ..................................................................8 Global Power Group ......................................................... 9 Consolidated .................................................................. 10
Consolidated Statement of Operations ......................................11 Consolidated Balance Sheet ...................................................12 Consolidated Statement of Cash Flows ..................................... 13
Appendices and Footnotes ........................................................... 14

FOSTER WHEELER LTD.
CONSOLIDATED HIGHLIGHTS
(in thousands of dollars, except share data and ratios)

	2008		2007										2006
	Q1				Q4		Q3		Q2		Q1		FY
	3/28		FY 2007		12/28		9/28		6/29		3/30		2006

Backlog (Future Revenues)	$8,951,400		$9,420,400		$9,420,400		$6,273,100		$5,543,800		$5,706,500		$5,431,400
New orders booked (Future Revenues)	1,243,700		8,882,800		4,604,500		1,878,500		983,300		1,416,500		4,892,200
Operating revenues	1,795,724		5,107,243		1,465,483		1,299,872		1,189,766		1,152,122		3,495,048

Net income	138,063		393,874		78,098		129,101		71,850		114,825		261,984
Diluted earnings per share	0.95		2.72		0.54		0.89		0.50		0.80		1.72

EBITDA
Global E&C Group	$134,460		$505,647		$110,283		$129,232		$124,999		$141,133		$323,297
Global Power Group	64,416		139,177		39,397		58,390		4,366		37,024		95,039
C&F Group	(3,556)		(52,984)		(17,712)		(8,645)		(10,767)		(15,860)		(18,822)

Consolidated	195,320		591,840		131,968		178,977		118,598		162,297		399,514

Foster Wheeler Scope (FW Scope) [1]
Backlog	$3,564,200		$3,294,600		$3,294,600		$3,011,600		$2,804,300		$2,740,000		$2,528,200
New orders booked	1,145,800		4,146,800		1,206,000		1,000,800		866,000		1,074,000		3,024,700
Operating revenues	948,871		3,557,661		1,017,621		866,562		819,025		854,453		2,793,500

Key Financial Statistics
Cash and cash equivalents	$1,160,191		$1,048,544		$1,048,544		$860,397		$756,736		$593,337		$610,887
Total current assets	2,193,353		2,044,383		2,044,383		1,851,271		1,604,856		1,460,152		1,389,628
Total assets	3,443,072		3,248,988		3,248,988		3,035,509		2,771,473		2,614,979		2,565,549
Total current liabilities	1,570,461		1,523,773		1,523,773		1,433,242		1,299,891		1,214,767		1,247,603
Total debt (short and long-term debt)	212,906		205,346		205,346		199,768		197,092		203,374		202,969
Total liabilities	2,704,492		2,675,219		2,675,219		2,593,813		2,479,541		2,418,868		2,501,839
Total shareholders’ equity	736,155		571,041		571,041		439,969		289,206		194,290		62,727

Current ratio [2]	1.40	x	1.34	x	1.34	x	1.29	x	1.23	x	1.20	x	1.11	x
Net working capital [3]	$622,892		$520,610		$520,610		$418,029		$304,965		$245,385		$142,025
Debt-to-total assets ratio	6.2%		6.3%		6.3%		6.6%		7.1%		7.8%		7.9%

[1]	Definition of Scope: Metrics expressed in Foster Wheeler Scope represent that portion of our operating revenues, new orders booked and backlog on which profit is earned. Scope excludes revenues relating to third party costs incurred by us as agent or principal on a reimbursable basis (“flow-through” costs).

[2]	Definition of Current Ratio: Current assets divided by current liabilities.

[3]	Definition of Net Working Capital: Current assets minus current liabilities.

FOSTER WHEELER LTD.
BUSINESS GROUP DATA
(in thousands of dollars)

	2008	2007					2006
	Q1		Q4	Q3	Q2	Q1	FY
	3/28	FY 2007	12/28	9/28	6/29	3/30	2006

Global E&C Group
Operating revenues	$1,391,001	$3,681,259	$1,054,443	$951,402	$851,245	$824,169	$2,219,104
Operating revenues (FW Scope)	547,208	2,144,199	609,578	521,543	483,447	529,631	1,530,300

EBITDA	134,460	505,647	110,283	129,232	124,999	141,133	323,297
EBITDA % of operating revenues	9.7%	13.7%	10.5%	13.6%	14.7%	17.1%	14.6%
EBITDA % of operating revenues (FW Scope)	24.6%	23.6%	18.1%	24.8%	25.9%	26.6%	21.1%

New orders booked (Future Revenues)	707,300	6,874,600	3,999,400	1,572,000	430,500	872,700	3,695,300
New orders booked (FW Scope)	612,500	2,150,800	603,500	697,800	316,200	533,300	1,839,400

Backlog (Future Revenues)	7,177,900	7,822,000	7,822,000	4,893,500	4,164,200	4,554,700	4,501,500
Backlog (FW Scope)	1,803,600	1,709,100	1,709,100	1,645,100	1,437,900	1,601,500	1,611,500

Global Power Group
Operating revenues	$404,723	$1,425,984	$411,040	$348,470	$338,521	$327,953	$1,275,944
Operating revenues (FW Scope)	401,663	1,413,462	408,043	345,019	335,578	324,822	1,263,200

EBITDA	64,416	139,177	39,397	58,390	4,366	37,024	95,039
EBITDA % of operating revenues	15.9%	9.8%	9.6%	16.8%	1.3%	11.3%	7.4%
EBITDA % of operating revenues (FW Scope)	16.0%	9.8%	9.7%	16.9%	1.3%	11.4%	7.5%

New orders booked (Future Revenues)	536,400	2,008,200	605,100	306,500	552,800	543,800	1,196,900
New orders booked (FW Scope)	533,300	1,996,000	602,500	303,000	549,800	540,700	1,185,300

Backlog (Future Revenues)	1,773,500	1,598,400	1,598,400	1,379,600	1,379,600	1,151,800	929,900
Backlog (FW Scope)	1,760,600	1,585,500	1,585,500	1,366,500	1,366,400	1,138,500	916,700

CONSOLIDATED EBITDA
Global E&C Group	$134,460	$505,647	$110,283	$129,232	$124,999	$141,133	$323,297
Global Power Group	64,416	139,177	39,397	58,390	4,366	37,024	95,039
C&F Group	(3,556)	(52,984)	(17,712)	(8,645)	(10,767)	(15,860)	(18,822)

Total	$195,320	$591,840	$131,968	$178,977	$118,598	$162,297	$399,514

FOSTER WHEELER LTD.
GLOBAL E&C GROUP — BACKLOG
(in millions of dollars)

	Q1 2008		Q4 2007		Q3 2007	Q2 2007	Q1 2007	Q4 2006

Contract Type (FW Scope)
Lump-sum turnkey	$44.7	2.5%	$66.5	3.9%	$116.3	$147.1	$175.5	$194.0	12.0%
Other fixed-price	501.0	27.8%	470.9	27.6%	401.9	350.2	384.0	454.6	28.2%
Reimbursable	1,260.8	69.9%	1,176.8	68.9%	1,137.4	959.7	1,073.1	996.6	61.8%
Eliminations	(2.9)	-0.2%	(5.1)	-0.3%	(10.5)	(19.1)	(31.1)	(33.7)	-2.1%

Total	$1,803.6	100.0%	$1,709.1	100.0%	$1,645.1	$1,437.9	$1,601.5	$1,611.5	100.0%

Project Location (FW Scope)
North America	$168.9	9.4%	$111.8	6.5%	$150.4	$113.7	$129.2	$138.0	8.6%
South America	21.7	1.2%	24.7	1.4%	6.4	11.4	20.7	27.0	1.7%
Europe	497.4	27.6%	398.6	23.3%	396.4	362.2	314.1	355.8	22.1%
Asia	522.8	29.0%	467.5	27.4%	604.1	433.9	472.7	396.2	24.6%
Middle East	277.4	15.4%	338.6	19.8%	397.5	428.2	550.2	569.8	35.4%
Australasia and other	315.4	17.5%	367.9	21.5%	90.3	88.5	114.6	124.7	7.7%

Total	$1,803.6	100.0%	$1,709.1	100.0%	$1,645.1	$1,437.9	$1,601.5	$1,611.5	100.0%

Industry (FW Scope)
Power generation	$42.3	2.3%	$41.8	2.4%	$34.3	$38.2	$49.2	$47.0	2.9%
Oil refining	805.9	44.7%	697.8	40.8%	762.2	774.5	848.5	833.6	51.7%
Pharmaceutical	39.8	2.2%	39.3	2.3%	53.4	49.6	54.5	57.0	3.5%
Oil and gas	477.5	26.5%	491.3	28.7%	263.2	264.3	282.2	265.6	16.5%
Chemical/petrochemical	418.4	23.2%	415.5	24.3%	491.6	278.5	355.7	407.0	25.3%
Environmental	12.7	0.7%	12.7	0.7%	14.6	11.7	12.8	9.1	0.6%
Other, net of eliminations	7.0	0.4%	10.7	0.6%	25.8	21.1	(1.4)	(7.8)	-0.5%

Total	$1,803.6	100.0%	$1,709.1	100.0%	$1,645.1	$1,437.9	$1,601.5	$1,611.5	100.0%

Backlog (Future Revenues)	$7,177.9		$7,822.0		$4,893.5	$4,164.2	$4,554.7	$4,501.5

Global E&C Group man-hours in backlog (in thousands):	14,200		13,400		13,300	11,000	12,300	11,600

FOSTER WHEELER LTD.
GLOBAL POWER GROUP — BACKLOG
(in millions of dollars)

	Q1 2008		Q4 2007		Q3 2007	Q2 2007	Q1 2007	Q4 2006

Contract Type (FW Scope)
Lump-sum turnkey	$424.6	24.1%	$434.7	27.4%	$525.0	$390.5	$197.0	$256.1	27.9%
Other fixed-price	1,181.3	67.1%	978.3	61.7%	655.9	793.2	839.5	637.6	69.6%
Reimbursable	166.9	9.5%	178.3	11.2%	186.6	185.3	108.1	24.3	2.7%
Eliminations	(12.2)	-0.7%	(5.8)	-0.4%	(1.0)	(2.6)	(6.1)	(1.3)	-0.1%

Total	$1,760.6	100.0%	$1,585.5	100.0%	$1,366.5	$1,366.4	$1,138.5	$916.7	100.0%

Project Location (FW Scope)
North America	$866.3	49.2%	$730.0	46.0%	$529.1	$632.0	$648.9	$446.5	48.7%
South America	108.3	6.2%	132.8	8.4%	86.9	93.2	37.0	49.2	5.4%
Europe	662.7	37.6%	580.0	36.6%	616.2	496.4	321.2	338.7	36.9%
Asia	119.7	6.8%	137.7	8.7%	127.7	143.1	129.7	80.0	8.7%
Middle East	0.6	0.0%	0.6	0.0%	0.6	0.6	0.6	0.8	0.1%
Australasia and other	3.0	0.2%	4.4	0.3%	6.0	1.1	1.1	1.5	0.2%

Total	$1,760.6	100.0%	$1,585.5	100.0%	$1,366.5	$1,366.4	$1,138.5	$916.7	100.0%

Industry (FW Scope)
Power generation	$1,651.6	93.8%	$1,476.6	93.1%	$1,263.1	$1,263.1	$1,033.3	$812.2	88.6%
Power plant operation and maintenance	109.0	6.2%	108.9	6.9%	103.4	103.3	105.2	104.5	11.4%

Total	$1,760.6	100.0%	$1,585.5	100.0%	$1,366.5	$1,366.4	$1,138.5	$916.7	100.0%

Backlog (Future Revenues)	$1,773.5		$1,598.4		$1,379.6	$1,379.6	$1,151.8	$929.9

FOSTER WHEELER LTD.
CONSOLIDATED BACKLOG
(in millions of dollars)

	Q1 2008		Q4 2007		Q3 2007	Q2 2007	Q1 2007	Q4 2006
Business Segment (FW Scope)
Global E&C Group	$1,803.6	50.6%	$1,709.1	51.9%	$1,645.1	$1,437.9	$1,601.5	$1,611.5	63.7%
Global Power Group	1,760.6	49.4%	1,585.5	48.1%	1,366.5	1,366.4	1,138.5	916.7	36.3%

Total	$3,564.2	100.0%	$3,294.6	100.0%	$3,011.6	$2,804.3	$2,740.0	$2,528.2	100.0%

Contract Type (FW Scope)
Lump-sum turnkey	$469.3	13.2%	$501.2	15.2%	$641.3	$537.6	$372.5	$450.1	17.8%
Other fixed-price	1,682.3	47.2%	1,449.2	44.0%	1,057.8	1,143.4	1,223.5	1,092.2	43.2%
Reimbursable	1,427.7	40.1%	1,355.1	41.1%	1,324.0	1,145.0	1,181.2	1,020.9	40.4%
Eliminations	(15.1)	-0.4%	(10.9)	-0.3%	(11.5)	(21.7)	(37.2)	(35.0)	-1.4%

Total	$3,564.2	100.0%	$3,294.6	100.0%	$3,011.6	$2,804.3	$2,740.0	$2,528.2	100.0%

Project Location (FW Scope)
North America	$1,035.2	29.0%	$841.8	25.6%	$679.5	$745.7	$778.1	$584.5	23.1%
South America	130.0	3.6%	157.5	4.8%	93.3	104.6	57.7	76.2	3.0%
Europe	1,160.1	32.5%	978.6	29.7%	1,012.6	858.6	635.3	694.5	27.5%
Asia	642.5	18.0%	605.2	18.4%	731.8	577.0	602.4	476.2	18.8%
Middle East	278.0	7.8%	339.2	10.3%	398.1	428.8	550.8	570.6	22.6%
Australasia and other	318.4	8.9%	372.3	11.3%	96.3	89.6	115.7	126.2	5.0%

Total	$3,564.2	100.0%	$3,294.6	100.0%	$3,011.6	$2,804.3	$2,740.0	$2,528.2	100.0%

Industry (FW Scope)
Power generation	$1,693.9	47.5%	$1,518.4	46.1%	$1,297.4	$1,301.3	$1,082.5	$859.2	34.0%
Oil refining	805.9	22.6%	697.8	21.2%	762.2	774.5	848.5	833.6	33.0%
Pharmaceutical	39.8	1.1%	39.3	1.2%	53.4	49.6	54.5	57.0	2.3%
Oil and gas	477.5	13.4%	491.3	14.9%	263.2	264.3	282.2	265.6	10.5%
Chemical/petrochemical	418.4	11.7%	415.5	12.6%	491.6	278.5	355.7	407.0	16.1%
Power plant operation and maintenance	109.0	3.1%	108.9	3.3%	103.4	103.3	105.2	104.5	4.1%
Environmental	12.7	0.4%	12.7	0.4%	14.6	11.7	12.8	9.1	0.4%
Other, net of eliminations	7.0	0.2%	10.7	0.3%	25.8	21.1	(1.4)	(7.8)	-0.3%

Total	$3,564.2	100.0%	$3,294.6	100.0%	$3,011.6	$2,804.3	$2,740.0	$2,528.2	100.0%

Consolidated Backlog (Future Revenues)	$8,951.4		$9,420.4		$6,273.1	$5,543.8	$5,706.5	$5,431.4

Note:	The above consolidated balances reflect backlog data for both the Global E&C Group and Global Power Group. Please see each group’s backlog pages for their respective breakout by Contract Type, Project Location and Industry.

FOSTER WHEELER LTD.
GLOBAL E&C GROUP — NEW ORDERS BOOKED
(in millions of dollars)

	Q1 2008		FY 2007		Q4 2007	Q3 2007	Q2 2007	Q1 2007	FY 2006
Project Location (FW Scope)
North America	$104.2	17.0%	$118.7	5.5%	$0.7	$72.3	$17.1	$28.6	$182.4	9.9%
South America	1.0	0.2%	26.5	1.2%	17.8	3.1	1.8	3.8	11.2	0.6%
Europe	226.4	37.0%	593.9	27.6%	144.9	189.0	131.8	128.2	494.8	26.9%
Asia	185.3	30.3%	583.6	27.1%	14.0	292.0	71.4	206.2	495.1	26.9%
Middle East	56.5	9.2%	336.3	15.6%	79.3	90.6	72.9	93.5	476.0	25.9%
Australasia and other	39.1	6.4%	491.8	22.9%	346.8	50.8	21.2	73.0	179.9	9.8%

Total	$612.5	100.0%	$2,150.8	100.0%	$603.5	$697.8	$316.2	$533.3	$1,839.4	100.0%

Industry (FW Scope)
Power generation	$8.0	1.3%	$51.6	2.4%	$31.2	$12.7	$(3.2)	$10.9	$11.9	0.6%
Oil refining	344.0	56.2%	798.6	37.1%	186.6	227.6	96.6	287.8	870.2	47.3%
Pharmaceutical	15.4	2.5%	60.6	2.8%	(1.2)	18.3	14.1	29.4	87.1	4.7%
Oil and gas	119.6	19.5%	697.9	32.4%	365.1	84.8	103.0	145.0	326.6	17.8%
Chemical/petrochemical	112.2	18.3%	502.2	23.3%	49.3	339.9	69.8	43.2	497.7	27.1%
Environmental	7.6	1.2%	15.0	0.7%	(10.4)	7.3	13.9	4.2	21.7	1.2%
Other, net of eliminations	5.7	0.9%	24.9	1.2%	(17.1)	7.2	22.0	12.8	24.2	1.3%

Total	$612.5	100.0%	$2,150.8	100.0%	$603.5	$697.8	$316.2	$533.3	$1,839.4	100.0%

New Orders Booked (Future Revenues)	$707.3		$6,874.6		$3,999.4	$1,572.0	$430.5	$872.7	$3,695.3

Note: Negative balances result when cancellations exceed new orders received in the quarter.

FOSTER WHEELER LTD.
GLOBAL POWER GROUP — NEW ORDERS BOOKED
(in millions of dollars)

	Q1 2008		FY 2007		Q4 2007	Q3 2007	Q2 2007	Q1 2007	FY 2006
Project Location (FW Scope)
North America	$312.2	58.5%	$1,016.3	50.9%	$386.0	$69.6	$161.3	$399.4	$743.8	62.8%
South America	11.7	2.2%	144.1	7.2%	64.7	10.8	63.3	5.3	85.9	7.2%
Europe	191.0	35.8%	649.6	32.5%	118.4	196.3	274.8	60.1	268.5	22.7%
Asia	18.2	3.4%	172.8	8.7%	32.6	20.0	49.4	70.8	83.7	7.1%
Middle East	—	0.0%	5.3	0.3%	0.1	0.4	0.1	4.7	1.6	0.1%
Australasia and other	0.2	0.0%	7.9	0.4%	0.7	5.9	0.9	0.4	1.8	0.2%

Total	$533.3	100.0%	$1,996.0	100.0%	$602.5	$303.0	$549.8	$540.7	$1,185.3	100.0%

Industry (FW Scope)
Power generation	$507.2	95.1%	$1,883.5	94.4%	$569.9	$275.3	$524.7	$513.6	$1,096.1	92.5%
Power plant operation and maintenance	26.1	4.9%	112.5	5.6%	32.6	27.7	25.1	27.1	89.2	7.5%

Total	$533.3	100.0%	$1,996.0	100.0%	$602.5	$303.0	$549.8	$540.7	$1,185.3	100.0%

New Orders Booked (Future Revenues)	$536.4		$2,008.2		$605.1	$306.5	$552.8	$543.8	$1,196.9

FOSTER WHEELER LTD.
CONSOLIDATED NEW ORDERS BOOKED
(in millions of dollars)

	Q1 2008		FY 2007		Q4 2007	Q3 2007	Q2 2007	Q1 2007	FY 2006

Business Segment (FW Scope)
Global E&C Group	$612.5	53.5%	$2,150.8	51.9%	$603.5	$697.8	$316.2	$533.3	$1,839.4	60.8%
Global Power Group	533.3	46.5%	1,996.0	48.1%	602.5	303.0	549.8	540.7	1,185.3	39.2%

Total	$1,145.8	100.0%	$4,146.8	100.0%	$1,206.0	$1,000.8	$866.0	$1,074.0	$3,024.7	100.0%

Project Location (FW Scope)
North America	$416.4	36.3%	$1,135.0	27.4%	$386.7	$141.9	$178.4	$428.0	$926.2	30.6%
South America	12.7	1.1%	170.6	4.1%	82.5	13.9	65.1	9.1	97.1	3.2%
Europe	417.4	36.4%	1,243.5	30.0%	263.3	385.3	406.6	188.3	763.3	25.2%
Asia	203.5	17.8%	756.4	18.2%	46.6	312.0	120.8	277.0	578.8	19.1%
Middle East	56.5	4.9%	341.6	8.2%	79.4	91.0	73.0	98.2	477.6	15.8%
Australasia and other	39.3	3.4%	499.7	12.1%	347.5	56.7	22.1	73.4	181.7	6.0%

Total	$1,145.8	100.0%	$4,146.8	100.0%	$1,206.0	$1,000.8	$866.0	$1,074.0	$3,024.7	100.0%

Industry (FW Scope)
Power generation	$515.2	45.0%	$1,935.1	46.7%	$601.1	$288.0	$521.5	$524.5	$1,108.0	36.6%
Oil refining	344.0	30.0%	798.6	19.3%	186.6	227.6	96.6	287.8	870.2	28.8%
Pharmaceutical	15.4	1.3%	60.6	1.5%	(1.2)	18.3	14.1	29.4	87.1	2.9%
Oil and gas	119.6	10.4%	697.9	16.8%	365.1	84.8	103.0	145.0	326.6	10.8%
Chemical/petrochemical	112.2	9.8%	502.2	12.1%	49.3	339.9	69.8	43.2	497.7	16.5%
Power plant operation and maintenance	26.1	2.3%	112.5	2.7%	32.6	27.7	25.1	27.1	89.2	2.9%
Environmental	7.6	0.7%	15.0	0.4%	(10.4)	7.3	13.9	4.2	21.7	0.7%
Other, net of eliminations	5.7	0.5%	24.9	0.6%	(17.1)	7.2	22.0	12.8	24.2	0.8%

Total	$1,145.8	100.0%	$4,146.8	100.0%	$1,206.0	$1,000.8	$866.0	$1,074.0	$3,024.7	100.0%

Consolidated New Orders Booked (Future Revenues)	$1,243.7		$8,882.8		$4,604.5	$1,878.5	$983.3	$1,416.5	$4,892.2

Note 1:	Negative balances result when cancellations exceed new orders received in the quarter.

Note 2:	The above consolidated balances reflect new orders booked data for both the Global E&C Group and Global Power Group. Please see each group’s new orders booked pages for their respective breakout by Contract Type, Project Location and Industry.

FOSTER WHEELER LTD.
CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands of dollars, except share data and per share amounts)

	2008	2007					2006
	Q1	FY	Q4	Q3	Q2	Q1	FY
	3/28	2007	12/28	9/28	6/29	3/30	2006

Operating revenues	$1,795,724	$5,107,243	$1,465,483	$1,299,872	$1,189,766	$1,152,122	$3,495,048
Cost of operating revenues	(1,578,753)	(4,362,922)	(1,295,480)	(1,101,912)	(1,020,920)	(944,610)	(2,987,261)

Contract profit	216,971	744,321	170,003	197,960	168,846	207,512	507,787

Selling, general & administrative expenses	(64,896)	(246,237)	(66,158)	(62,686)	(62,305)	(55,088)	(225,330)
Other income	19,534	61,410	17,680	22,319	15,647	5,764	48,610
Other deductions	(11,891)	(45,540)	(12,465)	(7,672)	(17,231)	(8,172)	(45,453)
Interest income	10,531	35,627	11,364	12,467	6,044	5,752	15,119
Interest expense	(6,151)	(19,855)	(5,203)	(4,716)	(5,211)	(4,725)	(24,944)
Minority interest in income of consolidated affiliates	(473)	(5,577)	(539)	(1,765)	(964)	(2,309)	(4,789)
Net asbestos-related gains/(provision)	14,188	6,145	(2,488)	8,633	—	—	100,131
Prior domestic senior credit agreement fees and expenses	—	—	—	—	—	—	(14,955)
Loss on debt reduction initiatives	—	—	—	—	—	—	(12,483)

Income before income taxes	177,813	530,294	112,194	164,540	104,826	148,734	343,693
Provision for income taxes	(39,750)	(136,420)	(34,096)	(35,439)	(32,976)	(33,909)	(81,709)

Net income	$138,063	$393,874	$78,098	$129,101	$71,850	$114,825	$261,984

Basic EPS	$0.96	$2.78	$0.54	$0.91	$0.51	$0.82	$1.82

Diluted EPS	$0.95	$2.72	$0.54	$0.89	$0.50	$0.80	$1.72

EBITDA	$195,320	$591,840	$131,968	$178,977	$118,598	$162,297	$399,514

Other comprehensive income/(loss):

Net income	$138,063	$393,874	$78,098	$129,101	$71,850	$114,825	$261,984
Foreign currency translation adjustments	21,062	31,939	12,444	10,113	4,318	5,064	31,612

Net (loss)/gain on derivative instruments designated as cash flow hedges, net of tax	(2,355)	1,331	52	(587)	1,513	353	342
Pension and other postretirement benefits, net of tax	3,701	48,958	37,076	3,984	3,848	4,050	40,087

Comprehensive income	$160,471	$476,102	$127,670	$142,611	$81,529	$124,292	$334,025

EPS Computations:
Net income	$138,063	$393,874	$78,098	$129,101	$71,850	$114,825	$261,984
Fair value of additional shares issued as part of warrant offers	—	—	—	—	—	—	(19,445)

Net income for EPS computation	$138,063	$393,874	$78,098	$129,101	$71,850	$114,825	$242,539

Weighted-average number of common shares outstanding for basic EPS	143,917,790	141,661,046	143,540,329	142,517,528	141,078,576	139,507,752	132,996,384

Weighted-average number of common shares outstanding for diluted EPS	145,298,514	144,748,222	145,155,401	145,092,464	144,622,042	143,531,056	141,217,976

FOSTER WHEELER LTD.
CONSOLIDATED BALANCE SHEET
(in thousands of dollars)

	2008	2007				2006
	Q1	Q4	Q3	Q2	Q1	Q4
	3/28	12/28	9/28	6/29	3/30	12/29

ASSETS
Current Assets:
Cash and cash equivalents	$1,160,191	$1,048,544	$860,397	$756,736	$593,337	$610,887
Accounts and notes receivable, net:
Trade	575,171	580,883	563,854	454,834	515,485	483,819
Other	134,113	98,708	123,623	101,104	87,699	83,497
Contracts in process	239,918	239,737	239,697	240,535	210,521	159,121
Prepaid, deferred and refundable income taxes	39,162	36,532	27,401	21,761	21,305	21,016
Other current assets	44,798	39,979	36,299	29,886	31,805	31,288

Total current assets	2,193,353	2,044,383	1,851,271	1,604,856	1,460,152	1,389,628

Land, buildings and equipment, net	349,903	337,485	326,886	304,031	302,145	302,488
Restricted cash	36,183	20,937	22,684	26,130	19,263	19,080
Notes and accounts receivable - long-term	2,564	2,941	2,980	3,051	5,069	5,395
Investments in and advances to unconsolidated affiliates	220,748	198,346	191,406	169,182	160,251	167,186
Goodwill, net	62,672	53,345	52,052	51,731	51,648	51,573
Other intangible assets, net	64,869	61,190	61,953	62,044	62,733	62,004
Asbestos-related insurance recovery receivable	307,053	324,588	311,279	335,862	339,047	350,322
Other assets	94,781	93,737	95,116	91,103	90,369	91,081
Deferred income taxes	110,946	112,036	119,882	123,483	124,302	126,792

TOTAL ASSETS	$3,443,072	$3,248,988	$3,035,509	$2,771,473	$2,614,979	$2,565,549

LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current installments on long-term debt	$19,520	$19,368	$24,567	$22,192	$21,132	$21,477
Accounts payable	327,591	372,531	323,391	288,948	258,387	263,715
Accrued expenses	308,153	331,814	328,608	297,385	268,063	288,658
Billings in excess of costs and estimated earnings on uncompleted contracts	835,542	744,236	686,805	615,029	603,150	622,422
Income taxes	79,655	55,824	69,871	76,337	64,035	51,331

Total current liabilities	1,570,461	1,523,773	1,433,242	1,299,891	1,214,767	1,247,603

Long-term debt	193,386	185,978	175,201	174,900	182,242	181,492
Deferred income taxes	81,998	81,008	70,395	68,983	68,511	66,048
Pension, postretirement and other employee benefits	285,915	290,741	344,615	345,918	348,178	385,976
Asbestos-related liability	359,429	376,803	363,478	384,824	401,659	424,628
Other long-term liabilities	186,735	185,143	176,427	173,577	173,357	166,169
Deferred accrued interest on subordinated deferrable interest debentures	—	—	—	—	—	—
Minority Interest	26,568	31,773	30,455	31,448	30,154	29,923
Commitments and contingencies

TOTAL LIABILITIES	2,704,492	2,675,219	2,593,813	2,479,541	2,418,868	2,501,839

Temporary Equity:
Non-vested restricted awards subject to redemption	2,425	2,728	1,727	2,726	1,821	983

TOTAL TEMPORARY EQUITY	2,425	2,728	1,727	2,726	1,821	983

Shareholders’ Equity:
Preferred shares	—	—	—	—	—	—
Common shares	1,441	1,439	1,434	1,422	1,404	1,382
Paid-in capital	1,389,952	1,385,311	1,381,914	1,373,774	1,360,405	1,348,800
Accumulated deficit	(416,532)	(554,595)	(632,693)	(761,794)	(833,644)	(944,113)
Accumulated other comprehensive loss	(238,706)	(261,114)	(310,686)	(324,196)	(333,875)	(343,342)

TOTAL SHAREHOLDERS’ EQUITY	736,155	571,041	439,969	289,206	194,290	62,727

TOTAL LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ EQUITY	$3,443,072	$3,248,988	$3,035,509	$2,771,473	$2,614,979	$2,565,549

FOSTER WHEELER LTD.
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands of dollars)

	YTD	FY	FY
	3/28/2008	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$138,063	$393,874	$261,984
Adjustments to reconcile net income to cash flows from operating activities:
Depreciation and amortization	11,356	41,691	30,877
Net asbestos-related (gains)/provision	(14,188)	7,374	(66,603)
Loss on debt reduction initiatives	—	—	5,206
Prior domestic senior credit agreement fees and expenses	—	—	9,488
Share-based compensation expense	2,494	7,095	16,474
Excess tax benefit related to equity-based incentive program	(29)	(4,694)	(2,796)
Deferred tax	2,528	31,937	14,302
Gain on sale of assets	16	(7,657)	(1,464)
Equity in net earnings of partially-owned affiliates, net of dividends	(11,782)	(18,897)	(7,837)
Other noncash items	452	(3,785)	(4,555)
Changes in assets and liabilities:
Decrease/(Increase) in receivables	19,104	(83,930)	(225,158)
Net change in contracts in process and billings in excess of costs and estimated earnings on uncompleted contracts	63,886	25,833	177,350
(Decrease)/increase in accounts payable and accrued expenses	(105,133)	123,968	39,908
Increase/(decrease) in income taxes	21,910	(7,295)	27,614
Net change in other assets and liabilities	(14,254)	(80,315)	(11,129)

Net cash provided by operating activities	114,423	425,199	263,661

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of business, net of cash acquired	(7,740)	(6,319)	457
Change in restricted cash	(13,424)	(856)	8,940
Capital expenditures	(14,536)	(51,295)	(30,293)
Proceeds from sale of assets	65	7,567	1,914
Increase in investments in and advances to unconsolidated affiliates	(1,070)	(1,382)	(6,573)
Return of investment from unconsolidated affiliates	—	6,324	—

Net cash used in investing activities	(36,705)	(45,961)	(25,555)

CASH FLOWS FROM FINANCING ACTIVITIES
Partnership distributions to minority partners	(6,684)	(2,063)	(1,950)
Proceeds from common share purchase warrant exercises	298	8,448	75,683
Proceeds from stock option exercises	1,520	18,076	17,595
Excess tax benefit related to share-based compensation	29	4,694	2,796
Payment of deferred financing costs	—	—	(5,710)
Proceeds from issuance of long-term debt	3,107	15,628	2,138
Repayment of long-term debt and capital lease obligations	(420)	(6,598)	(90,082)

Net cash (used in)/provided by financing activities	(2,150)	38,185	470

Effect of exchange rate changes on cash and cash equivalents	36,079	20,234	21,642

INCREASE IN CASH AND CASH EQUIVALENTS	111,647	437,657	260,218
Cash and cash equivalents at beginning of year	1,048,544	610,887	350,669

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,160,191	$1,048,544	$610,887

FOSTER WHEELER LTD.
APPENDIX 1: EBITDA RECONCILIATION AND FOOTNOTES
(in thousands of dollars)

	2008	2007					2006
	Q1	FY	Q4	Q3	Q2	Q1	FY
	3/28	2007	12/28	9/28	6/29	3/30	2006
EBITDA	$195,320	$591,840	$131,968	$178,977	$118,598	$162,297	$399,514
Less: Interest expense	(6,151)	(19,855)	(5,203)	(4,716)	(5,211)	(4,725)	(24,944)
Less: Depreciation and amortization	(11,356)	(41,691)	(14,571)	(9,721)	(8,561)	(8,838)	(30,877)

Income before income taxes	177,813	530,294	112,194	164,540	104,826	148,734	343,693
Provision for income taxes	(39,750)	(136,420)	(34,096)	(35,439)	(32,976)	(33,909)	(81,709)

Net income	$138,063	$393,874	$78,098	$129,101	$71,850	$114,825	$261,984

FOOTNOTES:
Q1 2008
Net income and EBITDA included: a charge of $(1,725) in our C&F Group related to the revaluation of our estimated asbestos liability and asbestos insurance receivable and a net gain of $15,913 on the settlement with an asbestos insurance carrier recorded in our C&F Group.
FY 2007
Net income and EBITDA included: a charge of $(7,374) in our C&F Group related to the revaluation of our estimated asbestos liability and asbestos insurance receivable and a net gain of $13,519 on the settlements with asbestos insurance carriers recorded in our C&F Group.
Q4 2007
Net income and EBITDA included: a charge of $(7,374) in our C&F Group related to the revaluation of our estimated asbestos liability and asbestos insurance receivable and a net gain of $4,886 on the settlements with asbestos insurance carriers recorded in our C&F Group.
Q3 2007
Net income and EBITDA included: net asbestos-related gains of $8,633 in our C&F Group.
FY 2006
Net income and EBITDA included: net asbestos-related gains of $100,131 in our C&F Group; an aggregate charge of $(14,955) in our C&F Group related to the voluntary termination of our prior domestic senior credit agreement; a net charge of $(12,483) in our C&F Group related to the debt reduction initiatives completed in April and May 2006; and costs of $(7,121) associated with the wind-down of our Global Power Group’s Canadian office.

FOSTER WHEELER LTD.
APPENDIX 2: Reconciliation of Foster Wheeler Scope Operating Revenues to Operating Revenues
(in thousands of dollars)

	2008	2007					2006
	Q1	FY	Q4	Q3	Q2	Q1	FY
	3/28	2007	12/28	9/28	6/29	3/30	2006

Global E & C Group
Operating revenues - in Foster Wheeler Scope	$547,208	$2,144,199	$609,578	$521,543	$483,447	$529,631	$1,530,300
Flow-through revenues	843,793	1,537,060	444,865	429,859	367,798	294,538	688,804

Operating revenues	1,391,001	3,681,259	1,054,443	951,402	851,245	824,169	2,219,104

Global Power Group
Operating revenues - in Foster Wheeler Scope	401,663	1,413,462	408,043	345,019	335,578	324,822	1,263,200
Flow-through revenues	3,060	12,522	2,997	3,451	2,943	3,131	12,744

Operating revenues	404,723	1,425,984	411,040	348,470	338,521	327,953	1,275,944

Consolidated Total
Operating revenues - in Foster Wheeler Scope	948,871	3,557,661	1,017,621	866,562	819,025	854,453	2,793,500
Flow-through revenues	846,853	1,549,582	447,862	433,310	370,741	297,669	701,548

Operating revenues	$1,795,724	$5,107,243	$1,465,483	$1,299,872	$1,189,766	$1,152,122	$3,495,048

FOSTER WHEELER LTD.
FOOTNOTES
Definition of Scope: Metrics expressed in Foster Wheeler scope represent that portion of our operating revenues, new orders booked and backlog on which profit is earned. Scope excludes revenues relating to third party costs incurred by us as agent or principal on a reimbursable basis (“flow-through” costs).
Safe Harbor Statement:
This fact book may contain forward-looking statements that are based on the Company’s assumptions, expectations and projections about Foster Wheeler and the various industries within which it operates. These include statements regarding the Company’s expectation about revenues (including as expressed by its backlog), its liquidity, the outcome of litigation and legal proceedings and recoveries from customers for claims, and the costs of current and future asbestos claims and the amount and timing of related insurance recoveries. Such forward-looking statements by their nature involve a degree of risk and uncertainty. The Company cautions that a variety of factors, including but not limited to the factors described under “Risk Factors” in its most recent quarterly report on Form 10-Q or annual report on Form 10-K and the following could cause business conditions and results to differ materially from what is contained in forward-looking statements: changes in the rate of economic growth in the United States and other major international economies; changes in investment by the oil and gas, oil refining, chemical/petrochemical and power industries; changes in the financial condition of the Company’s customers; changes in regulatory environments; changes in project design or schedules; contract cancellations; changes in the Company’s estimates of costs to complete projects; changes in trade, monetary and fiscal policies worldwide; compliance with laws and regulations relating to its global operations; currency fluctuations; war and/or terrorist attacks on facilities either owned or where equipment or services are or may be provided; interruptions to shipping lanes or other methods of transit; outcomes of pending and future litigation, including litigation regarding the Company’s liability for damages and insurance coverage for asbestos exposure; protection and validity of the Company’s patents and other intellectual property rights; increasing competition by foreign and domestic companies; compliance with the Company’s debt covenants; recoverability of claims against the Company’s customers and others by the Company and claims by third parties against the Company; and changes in estimates used in the Company’s critical accounting policies. Other factors and assumptions not identified above were also involved in the formation of these forward-looking statements and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond the Company’s control. You should consider the areas of risk described above in connection with any forward-looking statements that may be made by the Company. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional disclosures the Company makes in proxy statements, quarterly reports on Form 10-Q, annual reports on Form 10-K and current reports on Form 8-K filed with the Securities and Exchange Commission.
Calculation of EBITDA: EBITDA is a supplemental financial measure not defined in generally accepted accounting principles, or GAAP. The Company defines EBITDA as income before interest expense, income taxes, depreciation and amortization. The Company has presented EBITDA because it believes it is an important supplemental measure of operating performance. EBITDA, after adjustment for certain unusual and infrequent items specifically excluded in the terms of the Company’s current and prior senior credit agreements, is used for certain covenants under its current and prior senior credit agreements. The Company believes that the line item on its consolidated statements of operations and comprehensive income/(loss) entitled “net income/(loss)” is the most directly comparable GAAP financial measure to EBITDA.
Since EBITDA is not a measure of performance calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, net income as an indicator of operating performance or any other GAAP financial measure. EBITDA, as calculated by the Company, may not be comparable to similarly titled measures employed by other companies. In addition, this measure does not necessarily represent funds available for discretionary use, and is not necessarily a measure of the Company’s ability to fund its cash needs. As EBITDA excludes certain financial information that is included in net income/(loss), users of this financial information should consider the type of events and transactions that are excluded.
The Company’s non-GAAP performance measure, EBITDA, has certain material limitations as follows:
• It does not include interest expense. Because the Company has borrowed money to finance some of its operations, interest is a necessary and ongoing part of its costs and has assisted the Company in generating revenue. Therefore, any measure that excludes interest has material limitations;

• It does not include taxes. Because the payment of taxes is a necessary and ongoing part of the Company’s operations, any measure that excludes taxes has material limitations; and

• It does not include depreciation and amortization. Because the Company must utilize property, plant and equipment and intangible assets in order to generate revenues in its operations, depreciation and amortization are necessary and ongoing costs of its operations. Therefore, any measure that excludes depreciation and amortization has material limitations.